EXECUTION VERSION

KINDER MORGAN ENERGY PARTNERS, L.P. AND SUBSIDIARIES
EXHIBIT 10.1

FIRST AMENDMENT
TO
Credit Agreement

DATED AS OF

JUNE 23, 2010

AMONG

Kinder Morgan Energy Partners, L.P.,
as the Company,

Kinder Morgan Operating L.P. “B”,
as the Subsidiary Borrower,

The Lenders Party Hereto,

Wells Fargo Bank, National Association,
as the Administrative Agent,

Bank of America, N.A.

Citibank, N.A.

AND
JPMorgan Chase Bank, N.A.,
as the Syndication Agents

AND

DnB NOR Bank ASA, New York Branch,
as the Documentation Agent
_____________________________________________

WELLS FARGO SECURITIES, LLC

BANC OF AMERICA SECURITIES LLC,

CITIGROUP GLOBAL MARKETS INC.

and

J.P. MORGAN SECURITIES LLC.,
as the Joint Lead Arrangers and the Joint Book Managers

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 First Amendment to 2010 Credit Agreement

FIRST AMENDMENT
TO
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 1, 2011, is among:
(a)           Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the “Company”);
(b)           Kinder Morgan Operating L.P. “B”, a Delaware limited partnership (the “Subsidiary Borrower”);
(c)           the banks and other financial institutions listed on the signature pages hereof under the caption “Lender” (collectively, the “Lenders”); and
(d)           Wells Fargo Bank, National Association, a national banking association, individually as a Lender and as administrative agent for the Lenders (in such latter capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS

A.           The Company, the Subsidiary Borrower, the Lenders, the Administrative Agent, and the other agents named therein, have entered into a Credit Agreement dated as of June 23, 2010 (the “Credit Agreement”).
B.           All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Subsidiary Borrower, the Lenders, and the Administrative Agent hereby agree as follows:
SECTION 1. Amendments to Article I of the Credit Agreement.
(a) Section l.01 of the Credit Agreement is amended to add the following defined term “First Amendment” in its proper alphabetical order:
“First Amendment” means the First Amendment to Credit Agreement dated as of July 1, 2011, among the Company, the Subsidiary Borrower, the Lenders party thereto and the Administrative Agent.

(b) The definition of the term “Applicable Margin” contained in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:
“‘Applicable Margin’ means, as to any ABR Borrowing  or any LIBOR Borrowing, as the case may be, at any time and from time to time, a percentage per annum equal to the applicable percentage set forth below for the corresponding Performance Level set forth below:

Performance Level	LIBOR Borrowings Applicable Margin Percentage	ABR Borrowings Applicable Margin Percentage
I	0.975%	0.00%
II	1.075%	0.075%
III	1.300%	0.300%
IV	1.375%	0.375%
V	1.450%	0.450%

The Applicable Margin shall be determined by reference to the Performance Level in effect from time to time, and any change in the Applicable Margin shall be effective from the effective date of the change in the applicable Performance Level giving rise thereto.”.

(c) The definition of the term “Commitment” contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“‘Commitment’ means, with respect to each Lender, the commitment of such Lender to make Committed Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09, (b) reduced in its entirety pursuant to Section 2.21, (c) increased pursuant to Section 2.01 or (d) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.05.  The amount of each Lender’s Commitment is set forth on Annex I to the First Amendment, or in the Register maintained by the Administrative Agent pursuant to Section 10.05.”.

(d) The definition of the term  “Facility Fee Rate” contained in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:
“‘Facility Fee Rate’” means at any time and from time to time, a percentage per annum equal to the applicable percentage set forth below for the corresponding Performance Level set forth below:

Performance Level	Facility Fee Rate
I	.150%
II	.175%
III	.200%
IV	.250%
V	.300%

The Facility Fee Rate shall be determined by reference to the Performance Level in effect from time to time and any change in the Facility Fee Rate shall be effective from the effective date of the change in the applicable Performance Level giving rise thereto.”.

(e) The definition of the term “Stated Maturity Date” contained in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:
“‘Stated Maturity Date’ means July 1, 2016.”.

SECTION 2. Amendments to Section II of the Credit Agreement.
(a)           Section 2.01(b) of the Credit Agreement is amended by deleting the dollar amount $2,300,000,000 from clause (ii) of the proviso thereto and substituting the dollar amount $2,500,000,000 therefor.
(b)           Section 2.06(d) of the Credit Agreement is amended by deleting the date June 23, 2014 from clause (ii) and substituting the date July 1, 2017 therefor.
SECTION 3. Amendment to Schedule 1.01 of the Credit Agreement.
Schedule 1.01 to the Credit Agreement is amended and restated to read in its entirety as set forth on Annex I hereto.
SECTION 4. Conditions of Effectiveness»
.  This Amendment shall become effective when, and only when:
(a) the Company, the Subsidiary Borrower and all of the Lenders shall have executed a counterpart hereof and delivered the same to the Administrative Agent or, in the case of any Lender as to which an executed counterpart hereof shall not have been so delivered, the Administrative Agent shall have received written confirmation by telecopy or other similar writing from such Lender of execution of a counterpart hereof by such Lender;
(b) the Administrative Agent shall have received a certificate of an officer and of the secretary or an assistant secretary of the Delegate, certifying, inter alia (1) true and complete copies of each of the limited liability company agreement of the Delegate, the certificate of incorporation, as amended and in effect, of the General Partner, the partnership agreements, each as amended and in effect, of the Borrowers, the bylaws, as amended and in effect, of the General Partner, or alternatively certifying that there has been no amendments to or other modifications of any such document since June 23, 2010, (2) true and complete copies of the resolutions adopted by the Board of Directors of the Delegate,  (i) authorizing the execution, delivery and performance by each Borrower of this Amendment and, in the case of the Company, the Borrowings to be made and the Letters of Credit to be under the Credit Agreement, as amended by this Amendment, (ii) approving the form this Amendment and (iii) authorizing officers of the Delegate to execute and deliver this Amendment, and (3) the incumbency and specimen signatures of the officers of the Delegate executing any documents on its behalf; and
(c) the Administrative Agent shall have received a favorable, signed opinion addressed to the Administrative Agent and the Lenders from Bracewell & Giuliani LLP, counsel to the Borrowers, the General Partner and the Delegate, given upon the express instruction of such Persons.
SECTION 5. Representations and Warranties True; No Default or Event of Default»
.  Each Borrower makes for itself, and the Company makes for itself and the Subsidiary Borrower, the following representations and warranties to the Administrative Agent and the Lenders: that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of, and as if such representations and warranties were made on, the date hereof (unless any such representation and warranty expressly relates to an earlier date in which event such representation and warranty is true and correct as of such date); and (b) no event has occurred and is continuing that constitutes either a Default or an Event of Default.
SECTION 6. Reference to the Credit Agreement and Effect on the Notes and Other Documents Executed Pursuant to the Credit Agreement.
(a) Upon the effectiveness of this Amendment each reference in the Credit Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.
(b) Upon the effectiveness of this Amendment each reference in the Notes and the other documents and agreements delivered or to be delivered pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.
(c) The Credit Agreement and the Notes and other documents and agreements delivered pursuant to the Credit Agreement, as modified by this Amendment, shall remain in full force and effect and are hereby ratified and confirmed.
SECTION 7. Execution in Counterparts»
. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
SECTION 8. GOVERNING LAW; BINDING EFFECT»
. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE SUBSIDIARY BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.
SECTION 9. Headings»
. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
SECTION 10. ENTIRE AGREEMENT»
. THIS AMENDMENT, THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES THERETO), AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE SUBSIDIARY BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.
KINDER MORGAN ENERGY PARTNERS, L.P., as the Company

By:         Kinder Morgan G.P., Inc.,
its General Partner

By:         Kinder Morgan Management, LLC,
its Delegate

By: /s/ Kimberly A. Dang
Name: Kimberly A. Dang
Title: Vice President and Chief Financial Officer

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KINDER MORGAN OPERATING L.P. “B”
as the Subsidiary Borrower

By:         Kinder Morgan G.P., Inc.,
its General Partner

By:         Kinder Morgan Management, LLC,
its Delegate

By: /s/ Kimberly A. Dang
Name: Kimberly A. Dang
Title: Vice President and Chief Financial Officer

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and as a Lender

By: /s/ Mark Oberreuter
Name: Mark Oberreuter
Title: Vice President

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BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Stephen J. Hoffman
Name: Stephen J. Hoffman
Title: Managing Director

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CITIBANK, N.A.,
as a Lender

By: /s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

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JPMORGAN CHASE BANK, N.A.
as a Lender

By: /s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

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DnB NOR BANK ASA,
as a Lender

By: /s/ Mark Dennes
Name: Mark Dennes
Title: Senior Vice President

DnB NOR BANK ASA,
as a Lender

By: /s/ Evan Uhlick
Name: Evan Uhlick
Title: Vice President

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BARCLAYS BANK PLC,
as a Lender

By: /s/ Michael Mozer
Name: Michael Mozer
Title: Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Philippe Sandmeier
Name: Philippe Sandmeier
Title: Managing Director

By: /s/ Edward D. Herko
Name: Edward D. Herko
Title: Director

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GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By: /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

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MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ Melissa James
Name: Melissa James
Title: Authorized Signatory

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ROYAL BANK OF CANADA,
as a Lender

By: /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

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SUNTRUST BANK,
as a Lender

By: /s/ Andrew Johnson
Name: Andrew Johnson
Title: Director

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THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By: /s/ Steve Ray
Name: Steve Ray
Title: Authorised Signatory

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UBS AG, STAMFORD BRANCH,
as a Lender

By: /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By: /s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By: /s/ William S. Rogers
Name: William S. Rogers
Title: Authorized Signatory

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COMPASS BANK,
as a Lender

By: /s/ Greg Determann
Name: Greg Determann
Title: Senior Vice President

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ING CAPITAL LLC,
as a Lender

By: /s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Director

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NATIXIS,
as a Lender

By: /s/ Louis P. Laville, III
Name: Louis P. Laville, III
Title: Managing Director

By: /s/ Daniel Payer
Name: Daniel Payer
Title: Managing Director

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REGIONS BANK,
as a Lender

By: /s/ William W. Brown
Name: William W. Brown
Title: Senior Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Hiroshi Higuma
Name: Hiroshi Higuma
Title: Joint General Manager

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Heather A. Han
Name: Heather A. Han
Title: Senior Vice President

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ANNEX I

Schedule 1.01

COMMITMENTS

Wells Fargo Bank, National Association	$160,000,000.00
Bank of America, N.A	150,000,000.00
Citibank, N.A	150,000,000.00
JPMorgan Chase Bank, N.A	150,000,000.00
DnB NOR Bank ASA	150,000,000.00
Barclays Bank PLC	150,000,000.00
Credit Suisse AG, Cayman Islands Branch	110,000,000.00
Deutsche Bank AG New York Branch	110,000,000.00
Goldman Sachs Lending Partners LLC	110,000,000.00
Morgan Stanley Bank, N.A. (Morgan Stanley MUFG Loan Partners, LLC)	110,000,000.00
Royal Bank of Canada:	110,000,000.00
SunTrust Bank	110,000,000.00
The Royal Bank of Scotland plc	110,000,000.00
UBS AG, Stamford Branch	110,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd. (Morgan Stanley MUFG Loan Partners, LLC)	110,000,000.00
Compass Bank	50,000,000.00
ING Capital LLC	50,000,000.00
Natixis	50,000,000.00
Regions Bank	50,000,000.00
Sumitomo Mitsui Banking Corporation	50,000,000.00
U.S. Bank National Association	50,000,000.00
TOTAL	$2,200,000,00.00

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